Exhibit 99.2

TCF Financial Corporation 2013 Fourth Quarter Earnings Results Presentation

Agenda . Fourth Quarter and Year-end Highlights - William Cooper (Chairman & CEO) . Credit / Expenses - Mike Jones (Chief Financial Officer) . Lending - Craig Dahl (Vice Chairman of Lending) . Branch Realignment / Deposits & Fee Generation / Capital - Tom Jasper (Vice Chairman of Funding, Operations & Finance) . Summary - William Cooper (Chairman & CEO) . Q&A

2013 Highlights . Annual net income of $132.6 million, or 82 cents per share . Net interest margin of 4.68 percent, up 3 basis points from 2012 . Core revenue1 of $1.2 billion, up 3.2 percent from 2012 . Provision for credit losses of $118.4 million, down 52.2 percent from 2012 . Over 60-day delinquencies2 of $30.2 million, down 68.2 percent from 2012 . Average deposits increased $1 billion, or 8 percent, from 2012 . Non-accrual loans and leases of $277 million, down 27 percent from 2012 . Loan and lease originations increased $1.3 billion, or 12.4 percent, from 2012 . Continued to strengthen TCF’s risk management through the hiring of Jim Costa as Chief Risk Officer and Mark Bagley as Chief Credit Officer 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Core Revenue” slide 2 Excludes acquired portfolios and non-accrual loans and leases

Fourth Quarter Highlights . Earnings per common share of 22 cents, up 7 cents from the fourth quarter of 2012 . Inclusive of a branch realignment after-tax charge of $5.6 million, or 3 cents per common share, related to consolidation of 46 branches occurring late in the first quarter of 2014 . Core revenue1 of $306.2 million, up 1.5 percent from the fourth quarter of 2012 . Provision for credit losses of $22.8 million, down 53 percent from the fourth quarter of 2012 . Average deposits increased $603.5 million, or 4.4 percent, from the fourth quarter of 2012 . Loan and lease originations increased $213.4 million, or 7.4 percent, from the fourth quarter of 2012 . Announced that the OCC has lifted the regulatory order related to TCF’s BSA compliance program 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Core Revenue” slide

Fourth Quarter Highlights – Core Revenue1 $201 $199 $202 $200 $202 $101 $93 $100 $106 $104 4.79% 4.72% 4.72% 4.62% 4.67% 12/12 3/13 6/13 9/13 12/13 Net Interest Income Fees & Other Revenue Net Interest Margin $292 $302 $302 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Core Revenue” slide 2 Annualized . 4Q13 core revenue impacted by: . Increased net interest income due to higher average loan and lease balances as well as decreased rates on various deposit products . Lower customer-driven leasing fees . 4Q13 net interest margin impacted by: . Lower average liquidity balances . Continued loan and lease yield compression due to the impact of a lower interest rate environment 2 ($ millions) $306 $306

As a % of average assets : Net interest income 4.39% 3.05% Core non-interest income 3 2.20% 1.14% Core revenue 3 6.59% 4.19% Core pre-tax pre-provision profit 3 2.02% 1.48% Net interest margin 4.68% 3.43% Yield on loans and leases 5.27% 4.78% Yield on securities 2.79% 2.45% Rate on deposits .26% .38% As a % of average assets : Loans and leases 85.4% 64.5% Deposits 77.7% 75.6% Borrowings 9.5% 11.3% Equity 10.5% 11.4% TCF 2013 Peer Group1 YTD 3Q13 Average2 . TCF has a higher margin because it has more loans and higher yielding loan and securities portfolios than peers, along with lower rates on deposits . TCF has more fee income due to a large and diversified base of revenue sources 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 9/30/2013) 2 Annualized 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide 2013 Highlights – Peer Analysis

Credit Quality – Annual Performance Consumer Real Estate . Non-accrual loans and other real estate owned decreased $37.8 million, or 12.4 percent, from December 31, 2012 . Over 60-day delinquencies1 decreased $64.7 million, or 72.6 percent, from December 31, 2012 . Net charge-offs decreased $90.3 million in 2013, or 50.4 percent, from December 31, 2012 Commercial . Non-accrual loans and other real estate owned decreased $93.3 million, or 60.2 percent, from December 31, 2012 . Classified assets decreased $69.2 million, or 30.7 percent, from December 31, 2012 Leasing and Equipment Finance, Auto, and Inventory Finance . Over 60-day delinquencies1 of 7 bps . 2013 net charge-offs of 15 bps2 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized

$476 $415 $345 $348 $346 $300 $320 $340 $360 $380 $400 $420 $440 $460 $480 $500 4Q12 1Q13 2Q13 3Q13 4Q13 Non-accrual loans and leases and other real estate owned 1 Excludes acquired portfolios and non-accrual loans and leases ($ millions) Credit Trends $95 $80 $79 $39 $30 $46 $41 $28 $28 $30 $0 $20 $40 $60 $80 $100 $120 4Q12 1Q13 2Q13 3Q13 4Q13 Over 60-day delinquencies Net charge-offs (At the Quarter Ended) (At or for the Quarter Ended) 1

Non-Interest Expense $214 $204 $209 $212 $220 0 50 100 150 200 250 12/12 3/13 6/13 9/13 12/13 . Other expenses for the fourth quarter of 2013 include $8.9 million in pre-tax costs related to the realignment of 46 branches occurring late in the first quarter of 2014 . Higher compensation expenses due to growth in auto finance and higher commissions based on production results and performance incentives . Expense optimization expected to be achieved by: . Asset growth in national lending businesses . Reduction in foreclosed real estate and other credit costs as property values continue to increase and overall credit improves . Additional initiatives to improve business efficiencies ($ millions) Actively manage expense base Other (including FDIC Insurance Premiums, Deposit Premiums & Marketing, and Occupancy & Equipment) Foreclosed Real Estate and Other Credit Costs Compensation & Benefits

$14,591 $14,788 $14,150 $15,426 $15,847 12/09 12/10 12/11 12/12 12/13 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate & Other . Continue to diversify loan and lease portfolio across segments and markets . Multiple business segments give TCF options on where to strategically invest capital in light of competitive environments . Annual loan growth of 2.7% despite $1.7 billion in loan sales Loan and Lease Portfolio ($ millions) 5% 26% 50% 21% 22% 20% 40% 10% 8% 52% Wholesale 48% Retail 4% 10% 43% 21% 22% 5% 22% 24% 49% 3% 25% 21% 49%

Loan and Lease Portfolio Granularity Specialty Vehicles 25% Manufact. 12% Medical 11% Other 40% Multi-family 30% Retail Services 18% Office Buildings 11% Industrial Buildings 10% Business 13% Other 18% Wholesale (52% of loans and leases) Used Car 77% New Car 23% Junior Lien 41% First Lien 59% Const. 12% Other 20% Lawn & Garden 18% Other 26% PowerSports 56% Leasing & Equip. Finance $3.4 Billion (22%) At December 31, 2013 . Focus on loan and lease diversification to manage concentration risk and exposure . Strong diversification by business segment, industry, and product type . Disciplined consumer investments in portfolios where TCF can achieve the highest risk-adjusted returns . Total HELCO balance of $2.3 billion with only 10% reaching maturity prior to 2021 Commercial $3.1 Billion (20%) Inventory Finance $1.7 Billion (10%) Auto $1.2 Billion (8%) Consumer RE & Other $6.4 Billion (40%) Retail (48% of loans and leases)

Loan and Lease Balance Rollforward ($ millions) 2012 2013 Change Period Beginning Balance 1 $14,165 $15,436 $1,271 New Volume 10,752 12,086 1,334 Less Run-off 2 8,678 9,889 1,211 Subtotal 2,074 2,197 123 Annual Growth Rate 3 15% 14% Less Loan & Lease Sales 803 1,706 903 Period Ending Balance $15,436 $15,927 $491 2013 vs. 2012 ($ millions) Volume Sales Consumer Real Estate $480 $601 Auto Finance 741 259 Total Retail 1,221 860 Commercial 125 84 Leasing 35 (42) Inventory Finance 4 (47) 1 Total Wholesale 113 43 Total Lending $1,334 $903 Change in Volume & Sales 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments, and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers . Continued strong origination capabilities . Diversity across asset classes reduces concentration risk . Originate to sell capability a core competency . Capacity for earning asset growth Loan and lease origination opportunities continue

Loan and Lease Sales Auto, $536.7 Consumer RE, $161.8 Other, $104.9 2012 Sold $803.4 million of loans for $30 million pre-tax gain 2013 Sold $1.7 billion of loans for a $53.5 million pre-tax gain Auto, $795.3 Consumer RE, $763.1 Other, $60.8 Commercial, $86.5 ($ millions) Sales of consumer real estate and auto loans are a core competency and revenue stream 1 2 1 $136 million of first mortgages and $25.8 million of junior liens 2 $44.1 million of first mortgages and $719 million of junior liens

Loan and Lease Yields 4Q13 Consumer Real Estate 5.60% 5.58% 5.58% 5.46% 5.46 % Auto Finance 5.53 5.23 4.97 4.70 4.64 Commercial 5.10 4.86 4.76 4.79 4.65 Leasing & Equipment Finance 5.24 5.11 4.94 4.94 4.89 Inventory Finance 6.11 6.16 5.96 6.01 5.85 Total Loans and Leases 5.47 5.38 5.29 5.22 5.17 Peer Group1 Average 5.09 4.83 4.79 4.73 N.A. . Competitive marketplace; TCF continues to focus on niche lending markets . Expect some level of yield compression to continue as rate environment remains low, specifically in the 2-5 year portion of the yield curve 4Q12 1Q13 2Q13 3Q13 Utilize diverse lending mix to remain competitive despite low rate environment 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 9/30/2013) N.A. Not available

Impact of a Rising Interest Rate Environment 36% 40% 24% Earning Assets-4Q13 Variable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Fixed Rate - Long Duration (MBS Investments, Consumer Real Estate) 53% 18% 29% Deposits-4Q13 Low Interest Cost No Interest Cost Other . Diversification of the loan and lease portfolio among the five business segments positions TCF to benefit in a rising rate environment . 76% of assets are variable rate or short/medium duration fixed rate . Estimated weighted average life1: . Auto portfolio: 23 months . Auto new originations: 27 months . Leasing and Equipment Finance portfolio: 19 months . Leasing and Equipment Finance new originations: 24 months . 71% of deposits are low or no interest cost with an average balance of $10.3 billion and an average cost of 5 bps for the fourth quarter of 2013 1 As of December 31, 2013; weighted average life represents how many months it will take to pay half of the outstanding principal

Branch Realignment . 46 branches to be consolidated by March 2014 . 37 in-store branches in Lakeshore . 8 in-store branches and 1 traditional branch in Minnesota . Minimal deposit losses are expected as a result of the branch realignment occurring late in the first quarter of 2014 . The majority of consolidated branches are within five miles of an existing branch . Increased branch network efficiencies – branch traffic has decreased while online and mobile banking activity and expectations have increased . Part of corporate-wide expense reduction initiative . $8.9 million pre-tax charge during the fourth quarter of 2013 (less than 12-month expected payback)

Deposit Generation $11,386 $11,549 $11,953 $13,160 $14,210 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2009 2010 2011 2012 2013 CDs Checking Money Market Savings . Average total deposits have increased for nine consecutive years funding asset growth . Strong diversity in deposit base by market and product . Checking account growth of 3.1% during 2013 . Checking account attrition down 8.6% compared to 2012 . Fees have stabilized since the reintroduction of free checking 1.07% .53% .38% .31% .26% Average cost: Average Balances ($ millions) Low-Cost Deposit Base – average rate of .26% for 2013

Capital Ratios – Holding Company 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity and Tangible Book Value Per Share” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 3Q13 4Q13 Tangible realized common equity1 7.99% 8.18% Tier 1 common capital2 9.55% 9.63% Tier 1 leverage capital 9.53% 9.71% Tier 1 risk-based capital2 11.36% 11.41% Total risk-based capital 13.61% 13.64% . Focus on building capital through retained earnings in the quarter and going forward . Across the board increases in capital ratios . Sufficient capital levels for growth strategy

2013 Summary . Sustained trends of credit quality improvement . Continued progress on improving credit metrics in 2013 . Disciplined consumer and commercial originations . Continued growth in high-quality lending businesses . Leasing and Equipment Finance, Auto Finance and Inventory Finance continue to have solid originations and very strong credit quality . Positioned for rising rates . 76% of assets are variable or short/medium duration fixed rate, with 71% low or no interest cost deposits . Continued revenue diversification . Strong net interest income despite low-rate environment . Gains on sales of loans are a core revenue stream due to TCF’s origination and sales capabilities . Deposit account growth helping to offset lower transaction activity . Implementing expense initiatives . Focus on lowering non-interest expense as a percent of average assets . Consolidation of 46 branches occurring late in the first quarter of 2014 . Continuing to evaluate additional efficiency opportunities

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this earnings presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this earnings presentation. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest- earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws, use by municipalities of eminent domain on underwater mortgages, or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; application of bankruptcy laws which result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s regulatory compliance programs, which may result in regulatory enforcement actions, including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. . (continued)

Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued) Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to regulatory requirements or customer opt-in preferences with respect to overdraft, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information (including the loss of account information by, or theft from, third parties such as merchants), cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, the effect of interchange rate litigation against the Federal Reserve on debit card interchange fees and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities.

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Computation of tangible realized common equity to tangible assets Total equity $ 1,941,243 $ 1,964,759 Less: Non-controlling interest in subsidiaries 13,278 11,791 Total TCF stockholders’ equity 1,927,965 1,952,968 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 6,829 6,326 Accumulated other comprehensive (loss) (17,598) (27,213) Tangible realized common equity $ 1,449,854 $ 1,484,975 Total assets $ 18,370,088 $ 18,379,840 Less: Goodwill 225,640 225,640 Other intangibles 6,829 6,326 Tangible assets $ 18,137,619 $ 18,147,874 Total realized common equity to tangible assets 7.99% 8.18 % Dec. 31, 2013 ($000s) Sep. 30, 2013

Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios1,3 Computation of core non-interest income: Non-interest income $ 404,058 2.21% $ 243,627 1.24% Less: Gains on sales of securities 964 12,753 Non-recurring revenue -- 7,071 Core non-interest income $ 403,094 2.20% $ 223,803 1.14% Computation of core revenue: Revenue $ 1,206,682 6.60% $ 840,849 4.30% Less: Gains on sales of securities 964 12,753 Non-recurring revenue -- 7,071 Core revenue $ 1,205,718 6.59% $ 821,025 4.19% Computation of core pre-tax pre-provision profit: Revenue $ 1,206,682 $ 840,849 Less non-interest expense 845,269 530,321 Pre-tax pre-provision profit 361,413 1.98% 310,528 1.59% Less: Gains on sales of securities 964 12,753 Non-recurring (expense) revenue (8,924) 7,071 Core pre-tax pre-provision profit $ 369,373 2.02% $ 290,704 1.48% Total Average Assets $ 18,288,598 $ 19,576,643 TCF 2013 Peer Group Total Assets YTD 3Q13 Avg2 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non- GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial LC; 9/30/2013) 3 Annualized % of Total Avg Assets % of Total Avg Assets ($000s)

Reconciliation of GAAP to Non-GAAP Financial Measures – Core Revenue1 Computation of core revenue: Revenue $ 301,200 $ 291,794 $ 301,827 $ 305,787 $ 307,274 Less: (Losses) gains on sales of securities (528) -- -- (80) 1,044 Core revenue $ 301,728 $ 291,794 $ 301,827 $305,867 $ 306,230 1 When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non- GAAP financial measures and are viewed by management as useful indicators of TCF’s ability to generate returns to cover potential credit losses. ($000s) 4Q12 1Q13 2Q13 3Q13 4Q13 Computation of core revenue: Revenue $ 1,270,442 $ 1,206,682 Less: Gains on sales of securities 102,232 964 Core revenue $ 1,168,210 $ 1,205,718 FY 2012 FY 2013

Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1 Sep. 30, 2013 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,729,992 Total risk-weighted assets $ 15,224,820 Tier 1 risk-based capital ratio 11.36 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,729,992 Less: Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 13,278 Tier 1 common capital 1,453,474 Tier 1 common capital ratio 9.55% ($000s) Dec. 31, 2013 $ 1,763,682 $ 15,455,706 11.41% $ 1,763,682 263,240 11,791 1,488,651 9.63% 1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions.